EXHIBIT 10.1

                            TERMINATION AGREEMENT(1)

      This Termination Agreement ("this Agreement"), dated as of this 7th day of April 2004 (the "Termination Effective Date"), is by and between IMMUNOMEDICS, INC., a Delaware corporation having its principal place of business at 300 American Road, Morris Plains, New Jersey 07950 ("Immunomedics"), and AMGEN INC., a Delaware corporation having its principal place of business at One Amgen Center Drive, Thousand Oaks, California 91320 1789 ("Amgen").

      WHEREAS, Immunomedics and Amgen are parties to a Development and License Agreement, effective as of December 17, 2000, providing for development and commercialization of Epratuzumab together with the Addendum to Development and License Agreement of even date therewith and Amendment Number One thereto dated as of April 1, 2001 ("the D&L Agreement"), which agreement remains in effect as of the Termination Effective Date;

      WHEREAS, Amgen and Immunomedics wish to terminate the D&L Agreement in accordance with the terms of this Termination Agreement and not the terms of the D&L Agreement and to supersede all communications between the Parties relating to the subject of termination;

      WHEREAS, in conjunction with termination of the D&L Agreement, Amgen will transfer to Immunomedics and Immunomedics will assume all obligations, responsibility and control over regulatory and operational matters with respect to certain clinical studies relating to Epratuzumab,

      WHEREAS, in conjunction with termination of the D&L Agreement, Immunomedics and Amgen wish to confirm termination or transfer to Immunomedics of all other instruments related to the D&L Agreement and to finally resolve all outstanding issues as to each party's rights and obligations arising out of or relating to the D&L Agreement, in each instance in accordance with this Termination Agreement,

      NOW THEREFORE, in consideration of the foregoing, and the representations and agreements set forth herein, Immunomedics and Amgen agree as follows:

1. CERTAIN CAPITALIZED TERMS. As used in this Termination Agreement, the following terms shall have the respective meanings set forth below. Additional capitalized terms used but not defined herein, if any, shall have the respective meanings for such terms set forth in the D&L Agreement.

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      (1)   LEGEND: IN THIS DOCUMENT, [*] CONNOTES MATERIAL THAT HAS BEEN
                    OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF THE SAME. SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON A CONFIDENTIAL BASIS.

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      (a)   "Affiliate" means any corporation or other entity which is directly or indirectly controlling, controlled by, or under common control with a party. For the purpose of this Termination Agreement, "control" shall mean the direct or indirect ownership of fifty percent (50%) or more of the outstanding shares or other voting rights to elect directors of the subject entity, or if not meeting the preceding, any entity owned or controlled by or owning or controlling such entity at the maximum control or ownership right permitted in the country where such entity exists.

      (b) Amgen Confidential Information," means, other than Transferred Confidential Information, any and all data, information, results, conclusions and the like of any kind whatsoever (and all tangible and intangible embodiments thereof of any kind whatsoever) which is owned or controlled by Amgen prior to, or after, the Termination Effective Date.

      (c)   "Amgen Inventory" has the meaning set forth in Section 4(a) hereof.

      (d) "Amgen Know-How" [*] For the avoidance of doubt, it is intended that Amgen Know-How shall exclude Immunomedics Know-How and Joint Know-How.

      (e)   "Amgen Losses" has the meaning set forth in Section 16(b) hereof.

      (f)   "Amgen Materials" has the meaning set forth in Section 4(a) hereof.

      (g)   "Amgen Premises" means Amgen's premises in Thousand Oaks,
            California.

      (h)   [*]

      (i)   [*]

      (j)   [*]

      (k) "Assumed Clinical Studies" has the meaning set forth in Section 13(a) hereof.

      (l) "Clinical Studies Assignment Agreements" has the meaning set forth in Section 13(b) hereof.

      (m) "Clinical Studies Contracts" has the meaning set forth in Section 13(b) hereof.

      (n)   "Clinical Trial Services Agreements" has the meaning set forth in
            Section 13(e) hereof.

      (o)   "D&L Agreement" has the meaning set forth in the Recitals.

      (p)   "Deliverables" has the meaning set forth in Section 5 hereof.

      (q)   "Delivery" has the maining set forth in 4(b) hereof.


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      (r)   [*]

      (s) "Genetic Material" shall mean (a) a nucleotide sequence, including DNA, RNA and complementary and reverse complementary nucleotide sequences thereto, whether coding or noncoding and whether intact or a fragment, as well as vectors containing said nucleotide sequence,
            (b) all other materials derived from or containing such nucleotide sequence, including without limitation derivatives thereof, progeny thereof, modifications thereof or improvements thereto (including, but not limited to, additions, deletions and substitutions thereof), and (c) gene therapy and delivery systems containing any such nucleotide sequence and/or materials.

      (t)   [*]

      (u) "Immunomedics Confidential Information" means any and all data, information, results, conclusions and the like of any kind whatsoever (and all tangible and intangible embodiments thereof of any kind whatsoever) which are owned or controlled by Immunomedics prior to, or after, the Termination Effective Date and (ii) Transferred Confidential Information.

      (v)   "Immunomedics Know-How" [*]

      (w) "Immunomedics Losses" has the meaning set forth in Section 16(a) hereof.

      (x) "Joint Confidential Information" means any and all data, information, results, conclusions and the like of any kind whatsoever (and all tangible and intangible embodiments thereof of any kind whatsoever) relating to [*].

      (y)   [*]

      (z) "Materials" means any and all proprietary materials including, but not limited to, [*]

      (aa) "Material Transfer Agreements" has the meaning set forth in Section 12 hereof.

      (bb) "Other Transaction Document" has the meaning set forth in Section 2 hereof.

      (cc) "Non-Assumed Clinical Studies Contracts" has the meaning set forth in Section 13(d) hereof.

      (dd) "Person" means any natural person, corporation, business trust, association, partnership, limited liability company, joint venture, governmental entity or any other entity.

      (ee) "Product(s)" shall mean the following products which are owned or controlled by Immunomedics or Amgen: (a) Epratuzumab and (b) any 2nd Generation Product for which Amgen [*].


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      (ff)  [*]

      (gg)  [*]

      (hh)  [*]

      (ii) "Termination Effective Date" has the meaning set forth in the Recitals.

      (jj) "Transferred Confidential Information" means any and all data, information, results, conclusions and the like of any kind whatsoever (and all tangible and intangible embodiments thereof of any kind whatsoever) which are to be transferred to Immunomedics in accordance with Sections 3, 4, 5, 6, 7, 11 and 12 of this Agreement, all of which shall be deemed to be Immunomedics Confidential Information.

2.    TERMINATION OF AGREEMENTS, RIGHTS AND OBLIGATIONS.

      (a) The parties hereby agree, acknowledge and confirm that, effective as of the Termination Effective Date, the D&L Agreement and all agreements or instruments between Immunomedics and Amgen (or by Immunomedics or Amgen for the benefit of the other) listed on Exhibit A hereto (collectively, the "Other Transaction Documents"), are terminated in their entirety and of no force or effect, including all licenses (except for the Amgen Retained License), sublicenses, rights and obligations thereunder (including any rights and obligations which according to their terms or otherwise were intended to survive termination or expiration of the relevant agreement).

      (b)   Without limitation of the foregoing, and for the avoidance of doubt

            (i) Amgen acknowledges and agrees, on behalf of itself and its Affiliates that, as of the Termination Effective Date, except as expressly set forth herein, any and all rights of Amgen with respect to Licensed Patent Rights, Licensed Trademark Rights and Licensed Know-How revert to Immunomedics, and neither Amgen nor any of its Affiliates has or shall have any rights or claims of any nature whatsoever (A) to, in, arising out of, or with respect to, Licensed Patent Rights, Licensed Trademark Rights and Licensed Know How, or the development, commercialization, sale, use, sublicense, assignment or other transfer of Products, or (B) under or arising out of the D&L Agreement or any Other Transaction Document, and

            (ii) Immunomedics acknowledges and agrees, on behalf of itself and its Affiliates that, as of the Termination Effective Date, except as expressly set forth herein, any and all obligations of Amgen or any of its Affiliates with respect to (A) the D&L Agreement and all Other Transaction Documents or (B) the Licensed Patent Rights, Licensed Trademark Rights, Licensed Know-How and Products, are terminated and of no force


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

                  or effect. Without limiting the generality of the foregoing, Immunomedics acknowledges and agrees that Amgen has no further monetary obligation pursuant to Sections 10.0, 11.0, 12.0,
                  16.4 or 18.3.2 of the D&L Agreement.

      (c) Notwithstanding any other provision of this Agreement, Immunomedics agrees that Amgen will retain and have the continuing right to exploit the Amgen Retained License.

3. IMMUNOMEDICS KNOW-HOW LICENSE. [*] Amgen hereby grants to Immunomedics an irrevocable, royalty-free, exclusive license, with the right to sublicense, under Amgen's interest in [*] (but only to the extent such grant is consistent with other contractual obligations Amgen may have at the Effective Date of Termination) to make, have made, use, sell, lease, offer to sell or lease, import, export or otherwise exploit, or transfer physical possession of or title in, Epratuzumab and 2nd Generation Products.

4.    INVENTORY.

      (a) Promptly after the Termination Effective Date, Immunomedics will make, and Amgen will cooperate with Immunomedics' reasonable requests in making, appropriate arrangements for the shipment from Amgen to Immunomedics at Immunomedics' principal place of business identified in the first paragraph hereof or such other location or locations as may be determined by Immunomedics, Amgen's inventory of Epratuzumab and antibody cell line samples as listed in Exhibit B (collectively, "Amgen Inventory"). For the avoidance of doubt, Amgen has no obligation to deliver to Immunomedics [*] (the "Amgen Materials"). Subject to the Amgen Retained License, Amgen shall destroy any such Amgen Materials within sixty (60) days after the Termination Effective Date and shall, upon written request, so certify to Immunomedics in writing.

      (b) Subject to Immunomedics making appropriate shipping arrangements as provided in the first sentence of Section 4(a), Amgen will effect the delivery of Amgen Inventory (to the extent not previously delivered to Immunomedics as indicated on Exhibit B hereto) to Immunomedics' designated shipping company at the Amgen Premises (the "Delivery") within ten (10) business days after the Termination Effective Date. Upon Delivery, all Amgen Inventory shall be free and clear of all liens, claims or encumbrances of any kind or nature arising from any action of Amgen. Risk of loss for all Amgen Inventory shall rest with Immunomedics after the Termination Effective Date, except to the extent that loss arises as a result of the [*] of Amgen in the storage and handling thereof.

      (c) All Amgen Inventory is being transferred to Immunomedics on an "as is" and "with all faults" basis and Amgen assumes no responsibility therefor. Immunomedics agrees to accept the Amgen Inventory "as is" and "with all faults"; provided, however, Amgen hereby represents that to the best of its knowledge the Materials which are biological materials are free from infectious or adventitious agents.


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

      (d)   [*]

      (e) Immunomedics hereby agrees to defend and indemnify and hold harmless Amgen from and against any and all claims, liability or damage arising from or relating to the use, storage, handling, distribution or other exploitation of Amgen Inventory after delivery thereof to Immunomedics pursuant to this Agreement.

5. DELIVERABLES. As promptly as practicable after the Termination Effective Date, and in any event not later than the dates set forth in Exhibit C, Amgen will deliver or cause to be delivered to Immunomedics, at its principal place of business identified in the first paragraph hereof or such other location or locations as may be designated by Immunomedics to Amgen, all of the documents, clinical data and other materials listed on Exhibit C hereto (collectively, "Deliverables") on an "as is" and "with all faults" basis, to the extent not previously delivered. [*] Amgen agrees to execute any and all additional instruments of assignment or other documentation, and take any other actions as reasonably necessary to vest in Immunomedics valid title to all Deliverables, free and clear of all liens, claims or encumbrances of any kind or nature arising from any action of Amgen, at Immunomedics' sole cost and expense. Risk of loss for any Deliverable shall rest with Immunomedics after the Termination Effective Date. Notwithstanding the above, Amgen may retain, for archival purposes or other purposes allowed hereunder, a copy of any and all individual items of the Deliverables.

6. ADDITIONAL AMGEN INVENTORY AND DELIVERABLES. With respect to the Amgen Inventory and Deliverables being provided to Immunomedics under Sections 4 and 5 above, should Amgen, in the normal course of business, and without any express obligation to investigate, discover any additional Epratuzumab or murine LL2 monoclonal antibody or information that would fall within one of the categories of Deliverables set forth in Exhibit C, Amgen will provide such antibodies or information in a reasonable manner to Immunomedics.

7.    REGULATORY FILINGS.

      Amgen hereby assigns to Immunomedics Amgen's entire right, title and interest in and to all regulatory filings, regulatory approvals, and other similar governmental authorizations, permits or approvals on an "as is" and "with all faults" basis, in each case to the extent directly relating to Epratuzumab, including without limitation, those listed on Exhibit D hereto. Amgen represents, warrants and covenants that the items, property and rights being assigned pursuant to this Section 7 are free and clear of all liens, claims or encumbrances of any kind or nature arising from any action of Amgen. Amgen agrees to execute, and to file or record with or provide proper notice to, or (if appropriate) enable Immunomedics to file or record with or provide proper notice to, the appropriate governmental offices, and any additional instruments of assignment or other documentation, as may be reasonably requested by Immunomedics to assure Immunomedics of the benefit of the assignments provided for in this
      Section 7, at Immunomedics' sole cost and expense.

8.    [*]


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9.    NO OTHER WARRANTIES.

      EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES OF ANY KIND. EXCEPT AS EXPRESSLY SET FORTH HEREIN, ALL ITEMS DELIVERED OR ASSIGNED BY AMGEN HEREUNDER, INCLUDING WITHOUT LIMITATION THE AMGEN INVENTORY, DELIVERABLES, AND REGULATORY FILINGS, APPROVALS, AUTHORIZATIONS OR PERMITS, ASSUMED CLINICAL STUDIES, CLINICAL STUDIES CONTRACTS AND OTHER CONTRACTS, ARE PROVIDED "AS IS", "WITH ALL FAULTS", AND WITH NO WARRANTY OF ANY KIND, AMGEN EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE AND NON-INFRINGEMENT.

10.   PATENT PROSECUTION.

      (a) Immunomedics shall have sole responsibility with respect to, and bear all expenses arising in connection with, the prosecution, maintenance and enforcement of Collaboration Patent Rights after the Termination Effective Date.

      (b) Promptly after the Termination Effective Date, Amgen will, or will cause its agents to, transfer to Immunomedics or its designated agent all files pertaining to prosecution or maintenance of patent applications and patents directed to Collaboration Patent Rights, Amgen will execute all documents reasonably necessary to transfer to Immunomedics the right to control all such patent prosecution.

11.   CONSIDERATION.

      (a) On the Termination Effective Date, Immunomedics shall execute and deliver to Amgen the warrant attached hereto as Exhibit E.

      (b) Within thirty (30) days after FDA approval of sale in the United States of Epratuzumab for the treatment of non Hodgkin's lymphoma, Immunomedics or any successor thereof will pay to Amgen six hundred thousand U.S. dollars ($600,000).

12.   MATERIAL TRANSFER AGREEMENTS.

      The parties acknowledge that, pursuant to a separate letter agreement, Amgen will assign to Immunomedics effective as of the Termination Effective Date certain of its rights, and Immunomedics will assume all of Amgen's obligations relating to such assigned rights, under the material transfer agreements listed on Exhibit F hereto (the "Material Transfer Agreements"), subject, in the case of each Material Transfer Agreement, to any required consent to such assignment of such Material Transfer Agreement. In particular, Amgen will assign its rights relating to data and results resulting from the conduct of the research


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

      program, intellectual property, publications and enforcement of such rights. [*] Amgen and Immunomedics shall cooperate in good faith to obtain any necessary consent to such assignment (and upon any such necessary consent being obtained, such assignment shall be deemed to have been effected hereby), provided that neither Immunomedics nor Amgen shall be required to pay any consideration to obtain such consent. To the extent any other obligations under the Material Transfer Agreements remain with Amgen, Immunomedics hereby grants to Amgen rights under the Licensed Patents Rights and Licensed Know How to the extent necessary for Amgen to satisfy its obligations under such Material Transfer Agreements.

13.   ASSUMED CLINICAL STUDIES.

      (a) Immunomedics, promptly after the Termination Effective Date, will assume all obligations, responsibility and control over regulatory and operational matters with respect to the clinical studies identified and described in Exhibit G (the "Assumed Clinical Studies"). Immunomedics shall provide Amgen with a copy of any data and results arising from the conduct and completion of the Assumed Clinical Studies relating to the safety of the Product, including but not limited to adverse events. Amgen will provide financial reimbursement up to a total aggregate amount not to exceed [*] for costs associated with such Assumed Clinical Studies, payable after receipt by Amgen of a detailed invoice.

      (b) The parties acknowledge that, pursuant to separate letter agreements (the "Clinical Studies Assignment Agreements"), Amgen will assign to Immunomedics, subject to the receipt of any required consent to such assignment, all of Amgen's rights, and Immunomedics will assume all of Amgen's obligations, under the agreements listed on Exhibit G hereto as of the dates set forth therein, all of which are agreements for clinical sites related to the Assumed Clinical Studies (the "Clinical Studies Contracts").

      (c)   [*]

      (d) With respect to those clinical sites not assumed by Immunomedics pursuant to subparts (a) and (b) above, as listed in Exhibit H (the "Non-Assumed Clinical Studies Contracts"), the parties acknowledge that, pursuant to a separate letter agreement, Amgen will assign to Immunomedics effective as of the Termination Effective Date, and subject to the receipt of any required consent to such assignment, its rights relating to data and results resulting from the conduct of the clinical study, access to and inspection of all such data and results, publications, confidentiality and enforcement of such rights, [*] Immunomedics will assume all of Amgen's obligations relating to such rights. Immunomedics hereby grants to Amgen the rights, [*] necessary for Amgen to satisfy its obligations under such Non-Assumed Clinical Studies Contracts. Amgen shall provide to Immunomedics copies of all the contracts listed in Exhibit H within ten (10) business days of the Termination Effective Date.


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      (e)   In connection with the conduct of the clinical studies under the
            Clinical Studies Contracts and the Non-Assumed Clinical Studies Contracts, Amgen entered into agreements with certain third party vendors set forth in Exhibit I (the "Clinical Trial Services Agreements") to perform certain clinical trial services. The parties acknowledge that, pursuant to a separate letter agreement, Amgen will assign to Immunomedics effective as of the Termination Effective Date its rights relating to data and results resulting from the performance of the services under the Clinical Trial Services Agreements, confidentiality and enforcement of such rights, and Immunomedics will assume all of Amgen's obligations relating to such rights. [*]

      (f) Amgen shall continue to be responsible for the costs of all clinical studies not assumed by Immunomedics hereunder.

14.   RELEASES; COVENANTS NOT TO SUE, NO ASSIGNMENT OF CLAIMS.

      (a)   Releases.

      (i) Amgen, on behalf of itself and its officers, directors, employees, agents and Affiliates and each of their respective successors and assigns, hereby irrevocably and unconditionally releases and forever discharges Immunomedics, and its officers, directors, employees, agents and Affiliates and each of their respective successors and assigns, from all claims, liabilities, indemnifications, obligations, causes of action and demands of any nature whatsoever, whether known or unknown, on account of or arising from the D&L Agreement or any Other Transaction Documents, the Licensed Patent Rights, Licensed Trademark Rights, Licensed Know How, or the development, commercialization, sale, use, sublicense, assignment or other transfer of Products or any breach of any of the foregoing, including any remedies which Amgen might otherwise now or hereafter have thereunder, both in equity and at law, except as set forth in
            Section 16 of this Termination Agreement, but excluding all claims, liabilities, indemnifications, obligations, causes of action and demands that arise from and after the Termination Effective Date under this Termination Agreement or any agreement or instrument entered into on or after the Termination Effective Date between Immunomedics and Amgen (or by Immunomedics or Amgen for the benefit of the other) pursuant to or as contemplated by this Termination Agreement.

      (ii) Immunomedics, on behalf of itself and its officers, directors, employees, agents and Affiliates and each of their respective successors and assigns, hereby irrevocably and unconditionally releases and forever discharges Amgen, and its officers, directors, employees, agents and Affiliates and each of their respective successors and assigns, from all claims, liabilities, indemnifications, obligations, causes of action and demands of any nature whatsoever, whether known or unknown, on account of or arising from the D&L Agreement or any Other Transaction Documents, the Licensed


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            Patent Rights, Licensed Trademark Rights, Licensed Know How, or the
            development, commercialization, sale, use, sublicense, assignment or other transfer of Products or any breach of any of the foregoing, including any remedies which Immunomedics might otherwise now or hereafter have thereunder, both in equity and at law, except as set forth in Section 16 of this Termination Agreement, but excluding all claims, liabilities, indemnifications, obligations, causes of action and demands that arise from and after the Termination Effective Date under this Termination Agreement or any agreement or instrument entered into on or after the Termination Effective Date between Immunomedics and Amgen (or by Immunomedics or Amgen for the benefit of the other) pursuant to or as contemplated by this Termination Agreement.

      (iii) In connection with the foregoing releases set forth in this Section 14(a), except as expressly set forth therein, each of Immunomedics and Amgen hereby waives the benefits of Section 1542 of the California Civil Code which provides:

            "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE WHICH, IF KNOWN BY HIM, MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

            Notwithstanding the provisions of Section 1542, this Termination Agreement releases claims to the extent provided in Section 14(a)(i) and (ii) above, whether known, unknown, foreseen, unforeseen, patent or latent which each party has as of the date hereof against the other, and this release shall act as a release of future claims that may arise from acts arising prior to the Termination Effective Date, whether such claims are currently known, unknown, foreseen, unforeseen, patent or latent. Each of Immunomedics and Amgen understands and acknowledges the significance and consequence of such specific waiver of Section 1542 and hereby assumes full responsibility for such waiver.

      (b) Covenants Not to Sue. The parties, on behalf of themselves and their respective officers, directors, employees, agents and Affiliates and each of their respective successors and assigns, hereby irrevocably and unconditionally waive and give up any right to, and covenant and agree not to and not to permit any other party acting on their behalf to, commence any action, or bring any charge or complaint, against each other or any of the other persons released under
            Section 14(a) above, with, respect to the claims, liabilities, obligations, causes of action or demands so released under Section 14(a) above, or to seek or be entitled to any equitable or monetary relief in any action or in connection with any charge or complaint that may be commenced or brought on their behalf with respect thereto.


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      (c)   No Assignment of Claims. Each party hereby represents and warrants to the other that neither it nor any of its Affiliates has assigned to any other Person any claims, causes of action or demands released pursuant to Section 14(a) above.

      (d) No Admission. Each party acknowledges that this Termination Agreement effects the settlement of existing and potential claims, and nothing herein is intended to constitute or should be construed as an admission of liability to any party or to any Person.

15.   CONFIDENTIALITY.

      (a) Immunomedics Confidential Information. Subject to the further provisions of this Section 15, Amgen will keep confidential and will not publish or otherwise disclose or use for any purpose any Immunomedics Confidential Information except

            (i) as separately agreed to in writing by Immunomedics after the Termination Effective Date;

            (ii)  to the extent that such Immunomedics Confidential Information
                  (a) was generally available to the public or otherwise part of the public domain at the time of its disclosure to Amgen, or
                  (b) became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, other than through any act or omission of Amgen in breach of this Section 15, or

            (iii) to the extent that (a) such Immunomedics Confidential
                  Information is required to be disclosed in prosecuting or defending litigation (including any litigation relating to the enforcement of this Termination Agreement) or complying with any court order or governmental regulation or (b) Amgen determines in good faith, after consultation with outside legal counsel, that such Immunomedics Confidential Information is otherwise required by law (including any rule, regulation, policy or practice of any regulatory agency or authority or any stock market or exchange on which any securities of Amgen are listed and traded) to be disclosed.

      (b) Permitted Disclosure. Notwithstanding the above, Amgen retains the following rights:

            (i) the right to use, publish or otherwise disclose Joint Confidential Information (for the avoidance of doubt, including in connection with the filing, prosecution or enforcement of any patent applications/patents), only to the extent Amgen uses or develops such Joint Confidential Information in conjunction with practice under the Amgen Retained License and, with respect to Joint Confidential Information relating to Epratuzumab, subject to subpart (d) below other than with respect to the permitted disclosures under subpart (b)(ii) below;


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            (ii)  the right to publish Transferred Confidential Information in connection with the publication of the following Amgen manuscripts, subject to the right of Immunomedics to review and comment on any such manuscript insofar as the same relates to Epratuzumab by Amgen providing Immunomedics with a copy of such manuscript in proposed final form at least thirty (30) days prior to its submission; [*]

      (c) Amgen Confidential Information. Immunomedics will keep confidential and will not publish or otherwise disclose or use for any purpose any Amgen Confidential Information, except

            (i) as separately agreed to in writing by Amgen after the Termination Effective Date;

            (ii) to the extent that such Amgen Confidential Information (a) was generally available to the public or otherwise part of the public domain at the time of its disclosure to Immunomedics, or (b) became generally available to the public or otherwise part of the public domain after its disclosure or development, as the case may be, other than through any act or omission of Immunomedics in breach of this Section 15, or

            (iii) to the extent that (a) such Amgen Confidential Information is required to be disclosed in prosecuting or defending litigation (including any litigation relating to the enforcement of this Termination Agreement) or complying with any court order or governmental regulation or (b) Immunomedics determines in good faith, after consultation with outside legal counsel, that such Amgen Confidential Information is otherwise required by law (including any rule, regulation, policy or practice of any regulatory agency or authority or any stock market or exchange on which any securities of Immunomedics are listed and traded) to be disclosed.

      (d) Publication by Amgen. Other than with respect to the permitted disclosures under subpart (b) above, Amgen shall hold confidential and not publish, without the express written consent of Immunomedics, any data, results, information (including, but not limited to chemical, pharmacological, toxicological, research, pre-clinical or clinical data) or analytical data or methods regarding Epratuzumab not otherwise generally available to the public or being part of the public domain at the time of disclosure.

16.   INDEMNIFICATION.

      (a) Indemnification By Amgen. Amgen shall indemnify Immunomedics against, and hold Immunomedics harmless from, and at Immunomedics option, defend Immunomedics against, any and all liabilities, losses, damages, costs and expenses to Immunomedics (collectively, "Immunomedics Losses") arising out of or relating to (i) any third party claims of any kind or nature in connection with the research or development of Epratuzumab, or actions or omissions relating thereto, in each case wherein any injury or claimed injury (personal or otherwise) underlying such claim occurred or is alleged to have occurred prior to the Termination Effective Date and was occasioned or caused by, on behalf of, under authority of, or pursuant to contracts with, Amgen, any of its Affiliates or their respective licensees or sublicensees; or (ii) any representation or warranty of Amgen contained in this Termination Agreement being untrue in any material respect, except to the extent in either (i) or (ii) above that such Immunomedics Losses are attributable to the willful misconduct or negligence of Immunomedics or its Affiliates or their respective licensees or sublicensees. For purposes hereof, any manufacturing or other activities or obligations performed or provided by Immunomedics shall not be considered to have been performed or provided on behalf of, or under authority of, Amgen, its Affiliates or sublicensees.

      (b) Indemnification By Immunomedics. Immunomedics shall indemnify Amgen against, and hold Amgen harmless from, and at Amgen's option, defend Amgen against, any and all liabilities, losses, damages, costs and expenses to Amgen (collectively, "Amgen Losses") arising out of or relating to (i) any third party claims of any kind or nature (a) in connection with the research, development, manufacturing, marketing or sale of Epratuzumab, or actions or omissions relating thereto, wherein any injury or claimed injury (personal or otherwise) underlying such claim occurred or is alleged to have occurred prior to the Effective Date of the D&L Agreement, or (b) in connection with the research, development or manufacturing of Epratuzumab (other than by, on behalf of or under authority of Amgen, its Affiliates, or sublicensees), wherein any injury or claimed injury (personal or otherwise) underlying such claim occurred or is alleged to have occurred during the term of the D&L Agreement, or (c) in connection with the research, development, manufacturing, marketing, sale or other exploitation of Epratuzumab for the period from and after the Termination Effective Date regardless of whether such Amgen Losses are attributable to items assigned or transferred from Amgen to Immunomedics; or (ii) any representation or warranty of Immunomedics in this Termination Agreement being untrue in any material respect; except to the extent in either (i) or (ii) above that such Amgen Losses are attributable to the willful misconduct or negligence of Amgen or its Affiliates or their respective licensees or sublicensees.

      (c) Notice of Indemnification Claim. Each party will notify the other party in writing within five (5) business days of becoming aware of a claim for which indemnification may be sought hereunder. Failure to provide such notice shall not result in a waiver of the indemnification rights set out in paragraphs 16(a) and (b) above in the absence of a showing of actual prejudice to the party owing the duty of indemnification from such failure to receive notice at an earlier time than actually received. The party seeking indemnification and its employees and agents shall cooperate reasonably with, and allow access to, the other party and its legal representatives in the investigation and defense of any action, claim or liability covered by this indemnification section.

17. ENTIRE AGREEMENT. This Termination Agreement (including the Exhibits attached hereto which are incorporated by reference herein) constitutes the entire agreement between the parties with respect to the subject matter hereof (and thereof) and supersedes all previous agreements or understandings between the parties. This Termination Agreement shall bind and inure to the benefit of, and be enforceable by, the parties and, with respect to Sections 14 and 28, the other persons referred to therein, and the respective successors, assigns, heirs, executors and administrators of the parties and such other persons, respectively. This Termination Agreement may only be changed or modified by written agreement of the parties.

18. GOVERNING LAW AND JURISDICTION. This Termination Agreement will be governed by and interpreted in accordance with the laws of the State of California, without reference to its conflicts of law principles, The parties hereby submit to the exclusive jurisdiction of the California courts, both state and federal, in all matters concerning this Termination Agreement.

19. COUNTERPARTS. This Termination Agreement may be executed in counterparts (and by facsimile signatures), each of which shall be deemed an original but which together shall constitute one and the same instrument.

20. VALIDITY AND BINDING NATURE OF AGREEMENT. Each party hereby represents and warrants to the other that this Termination Agreement has been duly authorized, executed and delivered by, and is the valid and binding obligation of, such party, enforceable against such party in accordance with its terms,

21. NO OTHER REPRESENTATIONS. Each party acknowledges having read this Termination Agreement and fully understands its provisions, and acknowledges and agrees that no representation or promise not contained herein has been made to induce such party to enter into this Termination Agreement.

22. LEGAL ADVICE. Each party has had the opportunity to receive and has received independent legal advice from attorneys of their choice with respect to the advisability of making the settlement and release provided herein and of executing this Termination Agreement.

23. PUBLIC ANNOUNCEMENTS. Neither party will make any public announcement regarding this Termination Agreement without the prior approval of the other party, Notwithstanding the above, promptly after the execution and delivery of this Agreement, the parties shall issue a press release in the form attached hereto and incorporated herein as Exhibit J. In addition, in no event will either party use the name of the other party in any press release or other public announcement without the prior approval of the named party; provided, however, that no such approval of the other party shall be necessary if the press release or other public announcement is substantially similar to releases or announcements previously approved by such party (provided, however, that the term "substantially similar" shall not be deemed to permit additional information to be included in any such release or announcement if such information has not been previously approved by the other party) provided that this Section 23 shall not impair a party's right to provide truthful testimony or other information, or to otherwise make public statements or disclosures, to the extent a party, after consultation with outside legal counsel, determines in good faith that it is required by law to do so. The parties acknowledge that Amgen and/or Immunomedics may be obligated to file a copy of this Agreement with the U.S. Securities and Exchange Commission, and each such party shall be entitled to make such filing, provided however, that it requests confidential treatment of the more sensitive terms hereof to the extent such confidential treatment is reasonably available to the filing party under the circumstances then prevailing. In the event of any such filing, the filing party will provide the non-filing party with an advance copy of this Agreement marked to show provisions for which the filing party intends to seek confidential treatment, and the filing party shall include the non-filing party's comments thereon, which comments shall be provided within [*] of receipt of the advance copy by the non-filing party. Each party agrees not to publicly disparage or defame, or make any material misrepresentation regarding the other party or any officer, director or employee of the other party.

24. NOTICE. Any notice, demand or communication under this Termination Agreement shall be in writing and served by personal delivery, registered or certified mail, or by overnight delivery by a nationally recognized overnight delivery service, to the address of the party receiving notice as set forth in the first paragraph of this Termination Agreement, or at any domestic address that a party may provide to any other party in writing from time to time.

25. SEVERABILITY. Whenever possible, each provision of this Termination Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Termination Agreement shall become prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Termination Agreement, which shall remain in full force and effect.

26. WAIVER. No waiver of any provision of this Termination Agreement or of any provision of any agreement or instrument entered into in accordance herewith or as contemplated hereby shall be valid unless made in writing and executed by a duly authorized officer of the waiving party. Failure of either party to insist upon strict observance of or compliance with any of the terms of this Termination Agreement in one or more instances shall not be deemed to be a waiver of its rights to insist upon such observance of or compliance with such terms or the other terms hereof with respect to subsequent failures in the future,

27. FURTHER ASSURANCES. Each of the parties hereto hereby agrees to take or cause to be taken such further actions, to execute, deliver and file or cause to be executed, delivered and filed such further documents, and will obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

      IN WITNESS WHEREOF, Immunomedics, Inc. and Amgen Inc. have caused this Termination Agreement to be duly executed by their authorized representatives as of the date first written above.

      IMMUNOMEDICS, INC.


      By:   /s/ Cynthia L. Sullivan
         -----------------------------------------------------

      Name:  Cynthia L. Sullivan
             -------------------------------------------------

      Title: President & CEO
             -------------------------------------------------


      AMGEN INC.


      By:  /s/ Roger M. Perlmutter
           ---------------------------------------------------

      Name:    Roger M. Perlmutter

      Title:   Executive Vice President,
               Research and Development

                                  EXHIBIT A

                         Other Transaction Documents

                                     [*]

                                  EXHIBIT B

                               Amgen Inventory


MASTER CELL BANK VIALS

EPRATUZUMAB PRECLINICAL INVENTORY:

      EPRATUZUMAB FROM [*]
      EPRATUZUMAB FROM [*]
      EPRATUZUMAB FROM [*]
      EPRATUZUMAB FROM [*]
      [*]


EPRATUZUMAB MANUFACTURING INVENTORY:

                                     -----------------------------------------------------------------
                                     LOT   DESC.                                 EXP DATE   NO. VIALS
                                     -----------------------------------------------------------------
Nude Vials                           [*]   [*]                                   [*]        [*]
                                     -----------------------------------------------------------------
                                     [*]   [*]                                   [*]        [*]
                                     -----------------------------------------------------------------


                ----------------------------------------------------------------------------------------------------------
PACKAGED        PACKAGING LOT        LOT   DESC.                                 EXP DATE   NO. VIALS    VIALS/BX  NO. BOX
                ----------------------------------------------------------------------------------------------------------
[*]             [*]                  [*]   [*]                                   [*]        [*]          [*]       [*]
                ----------------------------------------------------------------------------------------------------------
                [*]                  [*]   [*]                                   [*]        [*]          [*]       [*]
                ----------------------------------------------------------------------------------------------------------
                [*]                  [*]   [*]                                   [*]        [*]          [*]       [*]
                ----------------------------------------------------------------------------------------------------------


                                     -----------------------------------------------------------------
                                     LOT   DESC.                                 EXP DATE   KG
                                     -----------------------------------------------------------------
Bulk Lots                            [*]   [*]                                   [*]        [*]
                                     -----------------------------------------------------------------

                                  EXHIBIT C

                                 Deliverables

A.    Deliverables to be transferred within [*] of the Termination Effective
      Date:



                         1.    [*]

                         2.    [*]

                         3.    [*]

                         4.    [*]

                         5.    [*]

                               a.    [*]

                               b.    [*]

                               c.    [*]

                         6.    [*]

                         7.    [*]

                         8.    [*]

                         9.    [*]

B.    Deliverables to be transferred [*] of the Termination Effective Date:

                         1.    [*]

                         2.    [*]

                         3.    [*]

                         4.    [*]

                         5.    [*]

C.    Deliverables to be transferred within [*] of the Termination Effective
      Date:

                         1.    [*]

                         2.    [*]

                         3.    [*]

                         4.    [*]

                                 EXHIBIT C-1


                                     [*]


                                      C-1-1

                                       [*]

================================================================================
Sending company name:

--------------------------------------------------------------------------------
[*]






--------------------------------------------------------------------------------
[*]

  [*]                          [ ]  Other, specify __________________________
--------------------------------------------------------------------------------
[*]

  [*]                   [ ] Other, specify
--------------------------------------------------------------------------------
[*]

  [*]                   [ ] Other, specify
--------------------------------------------------------------------------------
Signature of person responsible [*]

Name ___________________________________       Title ___________________________

Signature _______________________________________    Date ______________________
================================================================================


================================================================================
Receiving company name:
--------------------------------------------------------------------------------
[*] completed and accepted

   [ ] Yes           [ ] Pending, explain ______________________________________
--------------------------------------------------------------------------------
Signature of person responsible for this transfer

Name _______________________________         Title _____________________________

Signature ______________________________             Date ______________________
================================================================================


                                     C-1-2

                                 EXHIBIT C-2

                                     [*]



OBJECTIVE:

                                     [*]


                                     C-2-1

                                     [*]

================================================================================
[*]

--------------------------------------------------------------------------------
[*]










--------------------------------------------------------------------------------
[*]

          ==========================================================
--------------------------------------------------------------------------------
[*]


Name                                 Title
================================================================================

Signature                                           Date
================================================================================


================================================================================
Receiving company name:
=======================

--------------------------------------------------------------------------------
Document total number of content files received:
================================================

         ===========================================================
--------------------------------------------------------------------------------
[*] completed and accepted

       [ ] Yes      [ ] Pending, explain
       =========================================================================
---------------------------------------------------------------------------
Signature of person responsible for this transfer
=================================================

Name                                 Title
================================================================================

Signature                                           Date
================================================================================
================================================================================


                                      C-2-2

                                 EXHIBIT C-3

--------------------------------------------------------------------------------------------------------------------------------
REPORT     OTHER ID      STUDY TITLE                           RESEARCHERS        STATUS         CITED  INCLUDED IN 2003 IND
NO.                                                                                              IN IB  ANNUAL REPORT? (AR)
================================================================================================================================
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]


--------------------------------------------------------------------------------------------------------------------------------


                                     C-3-1

--------------------------------------------------------------------------------------------------------------------------------
REPORT     OTHER ID      STUDY TITLE                           RESEARCHERS        STATUS         CITED  INCLUDED IN 2003 IND
NO.                                                                                              IN IB  ANNUAL REPORT? (AR)
================================================================================================================================
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]            [*]    [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]




--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------


                                     C-3-2

--------------------------------------------------------------------------------------------------------------------------------
REPORT     OTHER ID      STUDY TITLE                           RESEARCHERS        STATUS         CITED  INCLUDED IN 2003 IND
NO.                                                                                              IN IB  ANNUAL REPORT? (AR)
================================================================================================================================
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]



--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------


                                     C-3-3

--------------------------------------------------------------------------------------------------------------------------------
REPORT     OTHER ID      STUDY TITLE                           RESEARCHERS        STATUS         CITED  INCLUDED IN 2003 IND
NO.                                                                                              IN IB  ANNUAL REPORT? (AR)
================================================================================================================================
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]


--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]

--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]           [*]     [*]

--------------------------------------------------------------------------------------------------------------------------------


                                     C-3-4

--------------------------------------------------------------------------------------------------------------------------------
REPORT     OTHER ID      STUDY TITLE                           RESEARCHERS        STATUS         CITED  INCLUDED IN 2003 IND
NO.                                                                                              IN IB  ANNUAL REPORT? (AR)
================================================================================================================================
[*]        [*]           [*]                                   [*]                [*]                   [*]





--------------------------------------------------------------------------------------------------------------------------------
[*]        [*]           [*]                                   [*]                [*]                   [*]


--------------------------------------------------------------------------------------------------------


           [*]

           [*]


           [*]

           [*]


                                     C-3-5

                                  EXHIBIT D

                              Regulatory Filings

                                     [*]

                                  EXHIBIT E


                        COMMON STOCK PURCHASE WARRANT

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.

NUMBER OF SHARES:  100,000                                   WARRANT NO. _____
(SUBJECT TO ADJUSTMENT)                                          APRIL 7, 2004


                              IMMUNOMEDICS, INC.

                        COMMON STOCK PURCHASE WARRANT

              Void after the date set forth in Section 3 herein


      This Common Stock Purchase Warrant (the "Warrant") entitles Amgen Inc., (together with its permitted transferees, the "Holder"), for value received, to purchase from IMMUNOMEDICS, INC., a Delaware corporation (the "Company"), up to 100,000 fully paid and nonassessable shares of the Company's common stock, par value $0.01 per share ("Common Stock"), subject to adjustment and vesting as set forth herein (the "Warrant Shares"). This Warrant shall be exercisable, if at all, at a price equal to $16.00 per share, subject to adjustment as set forth herein (the "Exercise Price"). This Warrant also is subject to the following terms and conditions:

      1. EXERCISE OF WARRANT. Subject to the terms and conditions hereof, this Warrant may be exercised at the option of the Holder in whole or in part at any time from and after the date hereof and before the date of expiration set forth in Section 3 below. Exercise shall be by presentation and surrender to the Company at its principal office of this Warrant and the subscription form annexed hereto as Exhibit I, executed by the Holder, together with payment to the Company in accordance with Section 2 hereof in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise. If this Warrant is exercised in part only, the Company shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated as of the date hereof, evidencing the right of the Holder to purchase the balance of the Warrant Shares purchasable hereunder upon the same terms and conditions herein set forth. Upon and as of receipt by the Company of such properly completed and duly executed subscription form accompanied by payment as herein provided, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then actually be delivered to the Holder. Certificates for the Warrant Shares so purchased, together with any other securities or property to which the Holder is entitled upon such exercise, shall be delivered to the Holder by the Company's transfer agent at the Company's expense promptly after this Warrant has been exercised (and in any event within 30 days). Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by the Holder and shall be registered as set forth in the applicable subscription form.

      2. PAYMENT OF EXERCISE PRICE. The Exercise Price for the Warrant Shares being purchased may be paid in cash or by check payable to the Company or wire transfer of immediately available funds.

      3. EXPIRATION DATE. This Warrant shall expire on April 6, 2009 (or in the event that April 6, 2009 is not a business day, the next succeeding business day).

      4. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events as follows:

            4.1 SUBDIVISION OR COMBINATION OF STOCK. If at any time or from time to time after the date hereof the Company shall subdivide its outstanding shares of Common Stock, the Exercise Price in effect immediately prior to such subdivision shall be reduced proportionately and the number of shares of Common Stock (calculated to the nearest whole share) shall be increased proportionately, and conversely, in the event the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be increased proportionately and the number of shares of Common Stock (calculated to the nearest whole share) shall be decreased proportionately.

            4.2 ADJUSTMENT FOR STOCK DIVIDENDS. If at any time the Company shall declare a dividend payable in Common Stock or securities convertible into shares of Common Stock or make any other distribution upon any class or series of stock of the Company payable in shares of Common Stock or securities convertible into shares of Common Stock, the Exercise Price and the number of shares to be obtained upon exercise of this Warrant shall be adjusted proportionately to reflect the issuance of any shares of Common Stock or convertible securities, as the case may be, issuable in payment of such dividend or distribution.

            4.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. In the event of any reorganization of the capital stock of the Company, a consolidation or merger of the Company with another corporation (other than a merger in which the Company is the surviving corporation and the stockholders of the Company prior to such merger own at least a majority of the outstanding capital stock of the surviving corporation after such merger), the sale of all or substantially all of the Company's assets or any transaction involving the transfer of a majority of the voting power over the capital stock of the Company effected in a manner such that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger, sale or transaction, lawful and adequate provision shall be made whereby the Holder shall have the right to purchase and receive (in lieu of the shares of the Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of Common Stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any such reorganization, consolidation, merger, sale or transaction, including successive events of such nature, appropriate provision shall be made with respect to the rights and interests of the Holder such that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) thereafter shall be applicable, as nearly practicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof and, promptly following any such reclassification, consolidation, merger, sale or lease, the successor corporation (if other than the Company) resulting from such reclassification, consolidation or merger or the corporation purchasing or leasing such assets shall assume by a supplemental warrant agreement, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of Company, the obligation to deliver to the Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase.

            4.4 ADJUSTMENT OF NUMBER OF WARRANT SHARES. Upon each adjustment in the Exercise Price pursuant to any provisions of this Section 4, the number of Warrant Shares purchasable hereunder at that Exercise Price shall be adjusted, to the nearest whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment in the Exercise Price by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

            4.5 MINIMAL ADJUSTMENTS. No adjustment in the Exercise Price and/or the number of shares of Common Stock subject to this Warrant shall be made if such adjustment would result in a change in the number of shares represented by this Warrant of less than one (1) share (the "Adjustment Threshold Amount"). Any adjustment not made because the Adjustment Threshold Amount is not satisfied shall be carried forward and made, together with any subsequent adjustments, at such time as (a) the aggregate amount of all such adjustments is equal to at least the Adjustment Threshold Amount or (b) the Warrant is exercised.

            4.6 CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price pursuant to this Section 4, the Warrant shall, without any action on the part of the Holder, be adjusted in accordance with this Section 4, and the Company shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate signed by the Company's chief financial officer setting forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.

            4.7 WAIVER OF ADJUSTMENTS. Any adjustment of the Exercise Price otherwise required to be made hereunder may be waived with the written consent of the Holder and the Company.

      5. NOTICES OF RECORD DATE. In the case of any dividend or distribution, the adjustment(s) provided for in Section 4 shall become effective immediately after the date of the issuance or distribution of the shares of Common Stock and, in the case of any subdivision or combination, the adjustment(s) provided for in Section 4 shall become effective immediately after the effective date of such action.

      6. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by (i) if the Common Stock is not at the time of such determination publicly traded, the fair market value as determined in good faith by the Board of Directors of the Company or (ii) if the Common Stock is at the time of such determination publicly traded, the market price of the Common Stock (the market price determined, for any date, as the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other principal securities exchange or automated quotation system upon which the Common Stock may then be listed for public trading) for the five immediately preceding trading days on such exchange).

      7. LOST, STOLEN OR DESTROYED WARRANT. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company, at its expense, will execute and deliver, or instruct the transfer agent, if any, to execute and deliver, a new Warrant of like tenor and date, and any such lost, stolen or destroyed Warrant thereupon shall become void.

      8. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder for any issue tax or other tax in respect thereof; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then current Holder of the Warrant being exercised.

      9. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all Warrant Shares which may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all preemptive or any similar rights and free of any liens or encumbrances arising through the Company, other than restrictions of transfer under any state and federal securities laws, as applicable. The Company further covenants and agrees that during the period within which this Warrant may be exercised the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of authorized but unissued shares of Common Stock, when and as required to provide for the exercise of the rights represented by this Warrant. The Company will take all such action as may be necessary to assure that such shares of

Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock is listed.

      10. NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock issuable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

      11. NOTICES.

            All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, overnight delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

            if to the Holder, at



                  Amgen Inc.
                  One Amgen Center Drive
                  Thousand Oaks, CA  91320-1789
                  Attention:  Corporate Secretary
                  Fax:  (805) 447-1010

            or



            if to the Company, at



                  Immunomedics, Inc.
                  300 American Road
                  Morris Plains, New Jersey 07950
                  Attention:
                  Fax:

            with a copy to

                  Heller Ehrman White & McAuliffe LLP
                  4350 La Jolla Village Drive
                  San Diego, California 92122Attention:  Richard A. Kaufman,
                  Esq.
                  Fax:  (858) 450-8499

or in any case at such other address as the Holder or the Company shall have furnished to the other in writing.

      12. RESTRICTIONS ON TRANSFER OF WARRANT SHARES; TRANSFERABILITY; REGISTER.

            12.1 The Holder shall not sell Warrant Shares, either under a registration statement or otherwise, until the date that is 31 days after the date of exercise of the Warrant.

            12.2 Prior to the time the Holder first exercises this Warrant, this Warrant and all rights hereunder are transferable (to the extent permitted under the Act), in whole, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency). The Warrant Shares may be offered, resold, pledged or otherwise transferred from the Holder to a transferee either (i) pursuant to an effective registration statement as contemplated under Section 13, or (ii) in a transaction meeting the requirements of Rule 144 under the Act ("Rule 144") or otherwise in accordance with the Act and the applicable securities laws of any state of the United States or any other applicable jurisdiction.

            12.3 The Company will maintain a register containing the name and address of the Holder of this Warrant. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

      13. REGISTRATION RIGHTS.

            13.1 HOLDER INCIDENTAL REGISTRATION. Subject to Section 13.5, if the Company files a registration statement under the Act (other than a registration statement on Form S-4 or S-8 or any successor or similar forms) registering an underwritten offering of Common Stock for cash consideration on any form that also would permit the registration of the Warrant Shares and any shares of common stock that may be issued or distributed with respect to, or in exchange for, the Warrant Shares (the "Registrable Securities") and such filing is to be on its behalf and/or on behalf of selling holders of the Company's securities, the Company shall each such time promptly give the Holder written notice of its intent to make such filing, setting forth the date on which the Company proposes to file such registration statement, and advising the Holder of its right to have Registrable Securities included in such registration. The Company will select the managing underwriter and all other underwriters in any underwritten offering pursuant to this Section 13.1. Upon the written request of the Holder received by the Company no later than ten (10) days after the date of the Company's notice, the Company shall use commercially reasonable efforts to cause to be registered under the Act all of the Registrable Securities that the Holder has so requested to be registered; provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to the Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the registration expenses pursuant to Section 13.4 in connection therewith). If, in the written opinion of the managing underwriter, the total amount of such securities to be so registered, including such Registrable Securities, will exceed the maximum amount of the Company's securities that can be marketed either (a) at a price reasonably related to the then current market value of such securities, or (b) without otherwise materially and adversely affecting the entire offering, then the Company shall include in such registration first (1st), all the securities the Company proposes to sell for its own account or is required to register on behalf of any third party exercising demand registration rights and without having the adverse effect referred to above, and second (2nd), all Registrable Securities requested to be included in such registration by the Holder pursuant to this Section 13.1 and all shares of Common Stock requested to be included by third parties exercising the rights similar to those granted in this Section 13.1, up to the number which the Company has been advised can be sold in such offering without having either of the adverse effects referred to above. The number of such Registrable Securities requested to be included in such registration by the Holder pursuant to this Section 13.1 shall be limited to such extent and shall be allocated pro rata among the Holder and third parties exercising rights similar to those granted in this Section 13.1 on the basis of the relative number of Registrable Securities the Holder has requested to be included in such registration and the number of shares of Common Stock requested to be included in such registration by such third parties.

            13.2 OBLIGATIONS OF THE COMPANY. Whenever the Company has filed a registration statement pursuant to Section 13.1 that registers Registrable Securities under the Act, the Company will:

            (a) furnish the Holder with a reasonable numbers of copies of the Registration Statement and any Prospectus included therein (including each preliminary Prospectus and any amendments or supplements thereto (including all exhibits and documents incorporated by reference) in conformity with the requirements of the Act);

            (b) use commercially reasonable efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions within the United States as the Holder shall request for the distribution of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in or to file a general consent to service of process in any jurisdiction wherein it would not but for the requirements of this paragraph (b) be obligated to do so;

            (c) promptly notify the Holder (1) when such Registration Statement, amendment, supplement or post-effective amendment has been filed, and, with respect to such Registration Statement or any post-effective amendment, when the same has become effective,

(2) of any comments by the SEC or by any Blue Sky or securities commissioner or regulator of any state with respect thereto, (3) of the issuance by the SEC of any stop order suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceedings for that purpose, or (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

            (d) provide the Holder and not more than one outside counsel for the Holder the opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment or supplement thereto, and (a) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the Holder or the Holder's counsel reasonably determine is necessary and appropriate to be included therein, (b) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment, and (c) supplement or make amendments to such Registration Statement;

            (e) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, and enable such Registrable Securities to be in such denominations and registered in such names as Holder may request at least five Business Days prior to any sale of the Registrable Securities;

            (f) otherwise comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, but not later than eighteen months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first full month after the effective date of such Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (g) use commercially reasonable efforts to list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed.

            13.4 FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Warrant that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as the Company shall reasonably request in writing and as shall be required in connection with the action to be taken by the Company.

            13.5 EXPENSES OF REGISTRATION. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 13.1, including without limitation all registration, filing and qualification fees, word processing, duplicating, printers' and accounting fees (including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance), fees of the NASD or listing fees, messenger and delivery expenses, all fees and expenses of complying with state securities or Blue Sky laws, and fees and disbursements of counsel for the Company and one outside legal counsel for the Holder, hired to review and oversee any offering [*], shall be borne by the Company. The Holder shall bear and pay the underwriting commissions and discounts applicable to the Registrable Securities offered for its account in connection with any regulations, filings and qualifications made pursuant to this Warrant.

            13.6 UNDERWRITING REQUIREMENTS. In connection with any underwritten offering, the Company shall not be required under Section 13.1 to include Registrable Securities in such underwritten offering unless the Holder accepts the terms of the underwriting of such offering that have been reasonably agreed upon between the Company and the underwriters selected by the Company in accordance with the terms of this Warrant.

            13.7 INDEMNIFICATION. For the purpose of this Section 13.7:

            (a) the term "Selling Stockholder" shall include the Holder and any "affiliate" (as such term is defined in Rule 144) of the Holder, and their respective permitted transferees and assigns;

            (b) the term "untrue statement" shall, with respect to any Registration Statement, include any untrue statement or alleged untrue statement of a material fact contained in the related Registration Statement, or any omission or alleged omission to state in the related Registration Statement a material fact required to be stated therein or necessary to make the statements therein, not misleading, and, with respect to any Prospectus, include any untrue statement or alleged untrue statement of a material fact contained in the related Prospectus, or any omission or alleged omission to state in the related Prospectus a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (i) The Company agrees to indemnify and hold harmless the Selling Stockholder (and each person, if any, who controls the Selling Stockholder within the meaning of Section 15 of the Securities Act, each officer of the Selling Stockholder and each director of the Selling Stockholder) from and against any losses, claims, damages or liabilities to which the Selling Stockholder (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement or (ii) any failure by the Company to fulfill any undertaking included in the related Registration Statement, and the Company will reimburse the Selling Stockholder promptly as incurred for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability (A) arises out of, or is based upon, an untrue statement made in conformity with written information furnished to the Company by the Selling Stockholder specifically for use in preparation of the Registration Statement or Prospectus (which has not been subsequently corrected or supplemented), (B) results directly from the failure of the Selling Stockholder to comply in all material respects with its covenants and agreements contained in Section 13 hereof respecting sale of the Warrant Shares, or (C) arises out of any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Selling Stockholder prior to the pertinent sale or sales by the Selling Stockholder.

            (ii) The Selling Stockholder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement if such untrue statement was made in conformity with written information furnished by the Selling Stockholder specifically for use in preparation of the Registration Statement or Prospectus, and the Selling Stockholder will reimburse the Company promptly as incurred for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Selling Stockholder need not indemnify any of the aforementioned indemnitees for such losses, claims, damages or liabilities arising from any statement or omission in any Prospectus that is corrected in any subsequent Prospectus if the subsequent Prospectus was furnished to the person or entity asserting the loss, claim, damage or liability prior to the pertinent transaction or transactions; provided, further, that the Selling Stockholder's obligation to indemnify the Company shall be limited to the net amount received by the Selling Stockholder from the sale of the Warrant Shares to which the loss related.

            (iii) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 13.7, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 13.7 (except to the extent that such omission materially and adversely affects the indemnifying party's ability to defend such action) or from any liability otherwise than under this Section 13.7. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any "affiliate" or "associate" (as those terms are defined in Rule 405 promulgated under the Securities Act) thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

            (iv) If the indemnification provided for in this Section 13.7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholder on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Selling Stockholder on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Selling Stockholder agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if Selling Stockholder were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (iv), Selling Stockholder shall not be required to contribute any amount in excess of the amount by which the net amount received by Selling Stockholder from the sale of the Warrant Shares to which such loss relates exceeds the amount of any damages which Selling Stockholder has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Selling Stockholder's obligations in this subsection to contribute are several in proportion to their sales of Warrant Shares to which such loss relates and not joint.

            (v) The parties to this Warrant hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 13.7, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 13.7 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this Section 13.7, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 13.7 and further agree not to attempt to assert any such defense.

            13.8 INFORMATION AVAILABLE. So long as a Registration Statement is effective covering the resale of Warrant Shares owned by the Holder, the Company will furnish to the Holder, upon its request:

            (a) as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and amendments, if any, and (iii) its Quarterly Reports on Form 10-Q and amendments, if any (the foregoing, in each case, excluding exhibits, unless specifically requested by the Holder); and

            (b) promptly upon the request of the Holder, an adequate number of copies of the Prospectuses to supply to any other party requiring such Prospectuses.

            13.9 COMPANY REPORTS FILED UNDER THE EXCHANGE ACT. With a view to making available to the Holder the benefits of Rule 144 and other rules or regulations of the SEC that may permit the Holder to sell the Warrant Shares without registration, for the first two years after the Holder first exercises this Warrant, the Company covenants and agrees to (a) comply with all of the reporting requirements of the Exchange Act applicable to it and shall comply with all other public information reporting requirements of the SEC that are conditions to the availability of Rule 144 for the sale of the Warrant Shares and (b) furnish to the Holder, upon request, a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Act and the Securities Exchange Act of 1934, and such other information as may be reasonably requested in order to avail the Holder of any rule or regulation of the SEC that permits the selling of any such Warrant Shares without registration.

      14. AMENDMENT. This Warrant is irrevocable and non-cancelable. The terms of this Warrant may be amended, modified or waived only with the written consent of the Company and the Holder.

      15. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware, as such laws are applied to contracts entered into and wholly to be performed within the State of Delaware.

      IN WITNESS WHEREOF, the Company has executed this Warrant as of __________ __, 2004.


                                          IMMUNOMEDICS, INC.

                                          By:___________________________________
                                             Name:
                                             Title:


AGREED AND ACCEPTED BY:

AMGEN INC.

By:____________________________________
   Name:  Roger M. Perlmutter
   Title: Executive Vice President,
          Research and Development

                                                                       EXHIBIT I


                                 SUBSCRIPTION


Date:___________________________________



________________________________________

________________________________________

________________________________________


      The undersigned, the Holder of the attached Warrant, irrevocably elects to exercise the purchase right represented by such Warrant to purchase _________________ shares of common stock, par value $0.01 per share, of the Company. Simultaneously with the delivery of this subscription form, the undersigned has made provision for the payment of $________ to the Company (via [wire transfer] [enclosed check]) representing the Exercise Price. The certificate(s) for such shares shall be issued in the name of the Holder or as otherwise indicated below:


                                          ______________________________________
                                          Holder's Signature



                                          ______________________________________
                                          Name for Registration

                                          ______________________________________
                                          Mailing Address

                                          ______________________________________


                                          ______________________________________

                                                                      EXHIBIT II


                               ASSIGNMENT FORM


      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of common stock, par value $0.01 per share, of Immunomedics, Inc. covered thereby set forth below, unto:

Name of Assignee            Address                    No. of Shares
----------------            -------                    -------------





Dated:_____________________         Signature:________________________________

Signature Guaranteed:

By: _______________________

The signature should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.

                                  EXHIBIT F

                         Material Transfer Agreements


   SITE #      CONTRACT #              INSTITUTION                      PI
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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                                      F-1

                                  EXHIBIT G

                          Clinical Studies Contracts

    SITE #      CONTRACT #              INSTITUTION                    PI
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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          [*]              [*]                              [*]
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                                      G-1

                                  EXHIBIT H

                    Non-Assumed Clinical Studies Contracts

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                               PROTOCOL #20010159
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    SITE #      CONTRACT #             INSTITUTION                    PI
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]


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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]


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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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                                      H-1

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                               PROTOCOL # 20010146
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    SITE #      CONTRACT #              INSTITUTION                   PI
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[*]       [*]              [*]                              [*]

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                               PROTOCOL # 20010138
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    SITE #      CONTRACT #              INSTITUTION                   PI
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]


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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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                                 PROTOCOL # 20010116
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 SITE #      CONTRACT #              INSTITUTION                      PI
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]

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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]


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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]

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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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[*]       [*]              [*]                              [*]
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                                       H-2

                                    EXHIBIT I

                       Clinical Trial Services Agreements

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STUDY NO.   THIRD PARTY VENDOR                               AMGEN CONTRACT NO.
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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[*]         [*]                                              [*]
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                                      I-1

                                   EXHIBIT J


AMGEN(R)
                                                  One Amgen Center Drive
                                                  Thousand Oaks, CA 91320-1799
                                                  Telephone (805) 447-4587
                                                  Fax (805) 499-3507
                                                  www.Amgen.com
News Release
________________________________________________________________________________

                       IMMUNOMEDICS REGAINS NORTH AMERICAN
                        DEVELOPMENT RIGHTS FROM AMGEN FOR
                                   EPRATUZUMAB


Morris Plains, NJ and Thousand Oaks, Calif. (April 8, 2004) - Immunomedics, Inc. (NASDAQ: IMMU) and Amgen Inc. (NASDAQ: AMGN) today announced that Amgen has returned to Immunomedics all rights for epratuzumab, the humanized CD22 monoclonal antibody therapeutic licensed to Amgen by Immunomedics in December 2000, including rights to second generation molecules and conjugates.

As part of the transaction, Immunomedics has agreed to issue to Amgen a 5-year warrant to purchase 100,000 shares of the Company's common stock with a strike price equal to $16.00 per share. Amgen will receive a final payment of $600,000 from Immunomedics if epratuzumab is approved for commercialization in the United States for non-Hodgkin's lymphoma therapy. There are no other financial obligations between the parties as a result of the agreement.

Roger Perlmutter, M.D., Ph.D., executive vice president of Research and Development at Amgen stated, "Our relationship with Immunomedics has been positive. Phase 2 data demonstrate that epratuzumab is active against NHL. Epratuzumab was also shown to be safe and well-tolerated when administered as a single agent or in combination with rituximab (Rituxan). Our transfer of preclinical and clinical data to Immunomedics will aid their efforts to develop epratuzumab, in which endeavors we wish them well."

Immunomedics' president and chief executive officer, Cynthia L. Sullivan, commented, "Amgen has been an excellent partner, and we are pleased with their decision to transfer the epratuzumab program to us. By regaining North American and Australian rights to our product, we can now discuss worldwide licensing of this product with other interested companies. Since epratuzumab is currently being tested in patients with autoimmune disease, we anticipate that it also may have utility in this group of indications."

To date, epratuzumab has been studied, either alone or in combination with rituximab, in over 300 patients with indolent or aggressive non-Hodgkin's lymphomas, which are newly diagnosed in more than 50,000 patients annually in the United States, and where there are over 350,000 patients being followed with this disease.

About Immunomedics

Immunomedics is a biopharmaceutical company focused on the development, manufacture and commercialization of diagnostic imaging and therapeutic products for the detection and treatment of cancer and other serious diseases. Integral to these products are highly specific monoclonal antibodies and antibody fragments designed to deliver radioisotopes and chemotherapeutic agents to tumors and other sites of disease. Immunomedics has nine therapeutic product candidates in clinical development and has two marketed diagnostic imaging products. The most advanced therapeutic product candidates are LymphoCide(R) (epratuzumab), for which certain Phase II clinical trials for the treatment of non-Hodgkin's lymphoma have already been completed, and CEA-Cide(R) (labetuzumab), which is in Phase I/II clinical trials for the treatment of certain solid tumors.

This release, in addition to historical information, contains forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Such statements, including statements regarding clinical trials, involve significant risks and uncertainties and actual results could differ materially from those expressed or implied herein. Factors that could cause such differences include, but are not limited to, risks associated with new product development (including clinical trials outcome and regulatory requirements/actions), competitive risks to marketed products and availability of financing and other sources of capital, as well as the risks discussed in the Company's Annual Report on Form 10-K for the year June 30, 2003.

ABOUT AMGEN

Amgen is a global biotechnology company that discovers, develops, manufactures and markets important human therapeutics based on advances in cellular and molecular biology.

This news release contains forward-looking statements that involve significant risks and uncertainties, including those discussed below and others that can be found in Amgen's Form 10-K for the year ended December 31, 2003, and in Amgen's periodic reports on Form 10-Q and Form 8-K. Amgen is providing this information as of the date of this news release and does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

No forward-looking statement can be guaranteed and actual results may differ materially from those we project. Amgen's results may be affected by its ability to successfully market both new and existing products domestically and internationally, sales growth of recently launched products, difficulties or delays in manufacturing its products, and regulatory developments (domestic or foreign) involving current and future products and manufacturing facilities. In addition, sales of Amgen's products are affected by reimbursement policies imposed by third party payors, including governments, private insurance plans and managed care providers, and may be affected by domestic and international trends toward managed care and healthcare cost containment as well as possible U.S. legislation affecting pharmaceutical pricing and reimbursement. Government regulations and reimbursement policies may affect the development, usage and pricing of Amgen's products. Furthermore, Amgen's research, testing, pricing, marketing and other operations are subject to extensive regulation by domestic and foreign government regulatory authorities. Amgen or others could identify side effects or manufacturing problems with its products after they are on the market. In addition, Amgen competes with other companies with respect to some of its marketed products as well as for the discovery and development of new products. Discovery or identification of new product candidates cannot be guaranteed and movement from concept to product is uncertain; consequently, there can be no guarantee that any particular product candidate will be successful and become a commercial product. In addition, while Amgen routinely obtain patents for its products and technology, the protection offered by its patents and patent applications may be challenged, invalidated or circumvented by its competitors. Further, some raw materials, medical devices and component parts for Amgen's products are supplied by sole third party suppliers.

                                      # # #

CONTACT:
Immunomedics, Morris Plains
Investor Relations, 973/605-8200

Amgen, Thousand Oaks
Christine Cassiano, 805/447-4587 (media)
Cary Rosansky, 805/447-1060 (investors)

EDITOR'S NOTE: An electronic version of this news release may be accessed via our Web site at WWW.AMGEN.COM. Visit the Corporate Center and click on Amgen News. Journalists and media representatives may sign up to receive all news releases electronically at time of announcement by filling out a short form in the Amgen News section of the Web site.